                                [HERCULES LOGO]

                                 November 2000

                                   [GRAPHIC]

SOURCES AND USES

($ in millions)

SOURCES
Senior Notes                         $  375

Term D Loan                             375

Food Gums Net Proceeds                  318
                                     ------

TOTAL                                $1,068
                                     ======

USES
Repay RHINOS                        $  200

Repay Trust VI                         170
Preferred

Repay Revolver                         256

Repay Term Loan A                      101

Repay Term Loan C                      318

Fees & Expenses                         23
                                    ------

TOTAL                               $1,068
                                    ======

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
THE COMPANY

HERCULES
Market Capitalization:                  $    1.9bn
LTM 6/30 Sales:                         $    3.1bn
LTM 6/30 EBITDA:                        $    638mm

PULP & PAPER               BETZDEARBORN                   AQUALON                      BUSINESSES FOR SALE
-  Performance and         -  Water & process             -   Water-based              -  Resins
   process chemicals          treatment chemicals             systems for oilfield
   for pulp & paper           for industrial,                 services, personal
   industry                   commercial,                     care, construction       -  FiberVisions
                              petroleum and
                              chemical markets

Sales:       $882mm        Sales: $843mm                  Sales:    $628mm             Sales:   $715mm

EBITDA:      $199m         EBITDA: $187mm                 EBITDA:   $183mm             EBITDA:  $104mm

Note:  LTM figures pro forma for sale of Food Gums

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
COMMITMENT TO DELEVERAGING

ASSET SALES           COMPLETION                 EXPECTED                  EBITDA
IN 2000-01            DATE                       PROCEEDS                  MULTIPLE
FOOD GUMS             September 2000             $395 million                  >9x

RESINS                Announced / Q1-2001        $500-$550 million         8x - 9x

FIBERVISIONS          Q1/2-2001                  $250-$300 million         7x - 9x

-    Focus on returning to investment grade rating


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
 ... WITH DIVERSIFIED CUSTOMER BASE

-    DIVERSE CUSTOMER BASE

     -    No customer accounts for more than 1% of 1999 total sales

     -    Over 10,000 end-customers in hundreds of industries


-    STRONG CUSTOMER ORIENTATION

     -    Selling the "process" not the chemical


-    BROAD PRODUCT OFFERING

     -    "River-to-reel" in paper industry

     -    Water and process treatment chemicals in BetzDearborn

                               SALES BY END-MARKET

                                  [PIE CHART]

                   Pulp & Paper                           38%
                   Architectural Paints                    5%
                   Construction                            5%
                   Refining                                6%
                   Chemicals                               9%
                   Personal Care                           3%
                   Oil Field Services                      3%
                   Other                                  31%


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
SIGNIFICANT STABLE FREE CASH FLOW

-    Capital expenditures of approximately $120 million

- Adjusted for 1999 USD/EUR exchange rate levels, LTM EBITDA is higher by approximately $26 million

                                  [BAR CHART]


($ in millions)
                                          1997          1998           1999           LTM          LTM ADJUSTED
Pulp & Paper                              $212          $187           $206          $199              $203
BetzDearborn                              $175          $214           $199          $187              $191
Aqualon                                   $218          $200           $186          $183              $200
FiberVisions                               $43           $55            $54           $43               $43
Resins                                     $73           $66            $59           $62               $62

Note: Pro forma to exclude Food Gums and nitrocellulose -- before corporate expenses.


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
[HERCULES LOGO]


                                  BETZDEARBORN


                                                                       [GRAPHIC]

POSITIVE TRENDS

-     Business is becoming more contract-based, increasing revenue visibility

      -     40% of U.S. sales by contract

      - BetzDearborn win/loss ratio in bids has increased 100% since 1999 to 4:1

- Pricing pressure caused by competitive bid situations has softened over last two quarters

      -     5% price increase in July

      -     Competitors followed suit

-     Restructuring of supply chain nearly complete

-     Significant market and share growth in Asia

      - Hercules sales growing by 15-20% annually in China/India/Asia-Pacific



                                  2000 EBITDA

                                  [BAR CHART]


Q1                                        $42
Q2                                        $45
Q3                                        $53


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
[HERCULES LOGO]



                                    AQUALON


                                                                       [GRAPHIC]

THE BUSINESS

- Products modify the physical properties of water-based and solvent-soluble systems

      - Examples include oilfield drilling fluids, paint thickening, pharma tablet binders

-     Products primarily produced from natural resources such as cellulose

- Business has leading positions globally in Hydroxyethylcellulose (HEC), Carboxymethylcellulose (CMC), Methylcellulose (MC)

-     Business is global with 40% of sales in Europe

-     Annual volume growth of 2-4%

-     Operating margins of 25-26% in 1999


                            2000 SALES BY END-MARKET

                                  [PIE CHART]

Construction Materials            23%
Architectural Paints              20%
Food                               6%
Other                             16%
Oilfield services                  8%
Paper Manufacturers               15%
Personal Care                     12%



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
COMPETITIVE LANDSCAPE

($ in millions)

                                    GLOBAL
SALES            PRODUCT           POSITION           PRIMARY COMPETITORS
--------------------------------------------------------------------------------
$200               HEC                #1              Union Carbide, Akzo, Clariant

110                CMC                #2              Noviant, Bayer, Lamberti

110                MC                #2-3             Dow, Bayer, Clariant

30                 Guar               #1              Rhodia

35                 HPC                #1              Nippon Soda (Japan Only)


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
[HERCULES LOGO]



                               FINANCIAL OVERVIEW

                                                                       [GRAPHIC]

HISTORICAL PERFORMANCE - REVENUES


                                  [BAR CHART]

                                                                    9 MONTHS ENDING
                                                                -----------------------
                     1997PF         1998PF         1999          9/30/99        9/30/00
---------------------------------------------------------------------------------------
                                            ($ in millions)
Pulp & Paper       $  906.0       $  883.0       $  884.0       $  658.0       $  660.0
BetzDearborn       $  881.0       $  852.0       $  846.0       $  627.0       $  633.0
Aqualon            $  625.0       $  589.0       $  527.0       $  480.0       $  454.0
                   --------       --------       --------       --------       --------
TOTAL              $2,412.0       $2,324.0       $2,257.0       $1,765.0       $1,747.0
                   ========       ========       ========       ========       ========


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
HISTORICAL PERFORMANCE - EBITDA


                                  [BAR CHART]


                                                                   9 MONTHS ENDING
                                                                --------------------
                       1997           1998          1999        9/30/99      9/30/00
-----------------------------------------------------------------------------------
                                            ($ in millions)
Pulp & Paper          $212.0          $187.0       $208.0       $158.0       $143.0
BetzDearborn          $175.0          $214.0       $199.0       $150.0       $140.0
Aqualon               $218.0          $200.0       $186.0       $142.0       $133.0
                      ------          ------       ------       ------       ------
TOTAL                 $605.0          $601.0       $593.0       $450.0       $416.0
                      ======          ======       ======       ======       ======


      Note: Excludes unallocated corporate overhead


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
FINANCIAL REVIEW

-     Based on Reported Q3 results


($ in millions)

------------------------------------------------------------------------------------------------------
                                                               9 MONTHS ENDED                   LTM
                                                          -----------------------            --------
                                          1999            9/30/99          9/30/00           9/30/00
------------------------------------------------------------------------------------------------------
REVENUES-- AS REPORTED                  $ 3,309           $ 2,467          $ 2,435           $ 3,277
------------------------------------------------------------------------------------------------------
EBITDA-- AS REPORTED                        703               560              578               721

UNUSUAL ITEMS                                57                18              (90)              (51)

ONE-TIME ITEMS                                8                --               --                 8
------------------------------------------------------------------------------------------------------
ADJUSTED EBITDA                             768               578              488               678

LTM FOOD GUMS ADJUSTMENT (1)                                                                     (75)

CORPORATE ALLOCATION REDUCTION                                                                    15
------------------------------------------------------------------------------------------------------
PRO FORMA EBITDA                                                                             $   618
------------------------------------------------------------------------------------------------------


Note:  Based on 8-K pro forma adjustments as of June 30, 2000.


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
CAPITAL STRUCTURE

($ in millions)

-------------------------------------------------------------------------------------------
                                  ACTUAL(1)       PRO FORMA
                                   9/30/00         9/30/00                   MATURITY
-------------------------------------------------------------------------------------------
Cash                               $  366          $   48                         --
-------------------------------------------------------------------------------------------
DEBT
  Revolver                            652             396                       2003
  Term A                            1,001             900                       2003
  Term C                              318              --                         --
  Term D                               --             375                       2005
  Other Secured Debt                   --             328                2002 through 2027
  Senior Unsecured Notes               --             375                       2007
  Other Debt                          502             174                2002 through 2027
-------------------------------------------------------------------------------------------
  TOTAL LONG-TERM DEBT              2,473           2,548
-------------------------------------------------------------------------------------------
TRUST PREFERRED

  RHINOS                              200              --                         --
  Trust Preferred VI                  170              --                         --
  Crests                              260             260                       2028
  Floating Rate Preferred             362             362                       2028
-------------------------------------------------------------------------------------------
  TOTAL PREFERRED                     992             622
-------------------------------------------------------------------------------------------
  TOTAL DEBT & PREFERRED            3,147           3,170
-------------------------------------------------------------------------------------------
  Shareholders' Equity                863             863
-------------------------------------------------------------------------------------------
  TOTAL CAPITALIZATION             $4,010          $4,033
===========================================================================================

(1) After sale of Food Gums


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
PRO FORMA CREDIT STATISTICS

As of 9/30/00

--------------------------------------------------------------------
                                                       PRO FORMA
                                                    EX - FOOD GUMS
                                                   & POST OFFERING
--------------------------------------------------------------------
Net Senior Secured Debt / LTM EBITDA                    3.2x

Net Debt / LTM EBITDA                                   4.0x

Net Debt & Preferred / LTM EBITDA                       5.1x

Net Debt / Total Capitalization                         62%

LTM EBITDA / Cash Interest                              2.7x

LTM EBITDA Less CapEx / Cash Interest                   2.2x

LTM EBITDA / Cash Interest & Pfd Dividends              2.0x


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